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EXHIBIT 10.4


                             FIFTH AMENDMENT TO THE
                          INGLES MARKETS, INCORPORATED
                         INVESTMENT/PROFIT SHARING PLAN



         THIS FIFTH AMENDMENT TO THE INGLES MARKETS, INCORPORATED
INVESTMENT/PROFIT SHARING PLAN (hereinafter referred to as the "Plan"), which Plan was amended and restated in its entirety effective September 26, 1993, and was subsequently amended by the First, Second, Third, and Fourth Amendments, is made and entered into by Ingles Markets, Incorporated (the "Employer").

                              W I T N E S S E T H:

         WHEREAS, Section 6.1 of the Plan permits the Employer to amend the Plan from time to time and Section 6.3 of the Plan permits the Employer to amend the Plan on behalf of all participating Employers.

         WHEREAS, the Employer desires to amend the Plan to change the loan provisions to allow: (1) loans to be made from a Participant's Qualified Deferral Account, Rollover Account, and Employer Matching Account; and (2) loans for the purchase of a principal residence to be repaid over a period up to ten years.

         NOW, THEREFORE, the Employer hereby amends the Plan as follows:
SECTION 10.6 B OF THE PLAN IS HEREBY AMENDED BY SUBSTITUTING THE PHRASE "QUALIFIED DEFERRAL ACCOUNT, ROLLOVER ACCOUNT, OR EMPLOYER MATCHING ACCOUNT" FOR "QUALIFIED DEFERRAL ACCOUNT" WHEREVER IT APPEARS.

SECTION 10.6F OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                  "Each loan shall require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly. The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Borrower. The repayment of any loan, other than a loan for the purchase of the Borrower's principal residence, shall not exceed five (5) years. The repayment of loan for the purchase of the Borrower's principal residence shall not exceed ten
                  (10) years."


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                  1.       THE EFFECTIVE DATE OF THIS FIFTH AMENDMENT SHALL BE
JANUARY 1, 2000. EXCEPT AS SPECIFICALLY AMENDED ABOVE, THE PLAN SHALL REMAIN UNCHANGED AND, AS AMENDED HEREIN, SHALL CONTINUE IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, Ingles Markets, Incorporated has caused this Fifth Amendment to the Plan to be executed by its duly authorized officer this 6th day of March, 2000.

                                    EMPLOYER:

                                    INGLES MARKETS, INCORPORATED


                                    By: /s/ Brenda S. Tudor
                                       -----------------------------------------
                                    Title: Vice President - Finance and
                                             Chief Financial Officer


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